UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

ITEM 5.02 DEPARTING DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS TO CERTAIN OFFICERS

On May 12, 2026, Standex International Corporation (the “Company”) announced the promotion of Ademir Sarcevic, currently Vice President, Chief Financial Officer & Treasurer, to the position of Executive Vice President – Corporate and Group President – Electronics.

In his expanded role, Mr. Sarcevic will be responsible for driving accelerated growth across the Company’s Electronics segment and overseeing certain corporate projects and initiatives. Mr. Sarcevic will continue to serve as the Company’s Chief Financial Officer until the Company has completed its search for a successor Chief Financial Officer, providing continuity and stability during the transition.

Mr. Sarcevic joined the Company in 2019 as Chief Financial Officer and has played a central role in strengthening the Company’s finance organization, driving margin improvements, enhancing capital allocation discipline, and building the Company’s investor relations function.

In connection with his promotion, the Company has approved a special incentive award for Mr. Sarcevic consisting of $750,000 of restricted stock units, to be granted on July 1, 2026, subject to the terms and conditions of the Company’s equity incentive plan and the applicable award agreement. One‑third of the restricted stock units will vest on the second anniversary of the grant date, and the remaining two‑thirds will vest on the third anniversary of the grant date, in each case subject to Mr. Sarcevic’s continued service with the Company through the applicable vesting date.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits – The following exhibits are provided as part of the information furnished under Item 5.02 of this Current Report on Form 8-K.

Exhibit No.	Description

99	Press Release of Standex International Corporation dated May 12, 2026, announcing the promotion of Ademir Sarcevic to Executive Vice President – Corporate and Group President – Electronics.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Alan J. Glass

Alan J. Glass
Vice President, Chief Legal Officer and Secretary

Date: May 14, 2026

Signing on behalf of the registrant